SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                ----------------



                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) May 15, 2000.

                                OMI Trust 2000-A
                      ------------------------------------
               (Exact name of registrant as specified in charter)


  Pennsylvania                   333-72621-01              applied for
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 (State or other jurisdiction    (Commission             (IRS Employer
  of incorporation)               File Number)        Identification No.)

           c/o Chase Manhattan Trust Co.
           Global Trust
           Attention:  Judy Wisniewskie
           One Liberty Place, Suite 5520
           1650 Market Street
           Philadelphia, Pennsylvania                           19103
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           (Address of principal executive offices)           (Zip Code)


        Registrant's telephone number, including area code (215) 988-1322
                                                          ---------------

 -------------------------------------------------------------------------------
            (Former name or former address, if changed since last report.)

                                OMI TRUST 2000-A

                                    FORM 8-K


ITEM 1.      CHANGES IN CONTROL OF REGISTRANT.

             Not Applicable.

ITEM 2.      ACQUISITION OR DISPOSITION OF ASSETS.

             Not Applicable.

ITEM 3.      BANKRUPTCY OR RECEIVERSHIP.

             Not Applicable.

ITEM 4.      CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

             Not Applicable.

ITEM 5.      OTHER EVENTS.

         OMI Trust 2000-A (the "Trust"), the issuer of the Oakwood Mortgage Investors, Inc. Manufactured Housing Contract Senior/Subordinated Pass-Through Certificates, Series 2000-A (the "Certificates"), makes monthly distributions to holders of the Certificates. The latest distribution was made on May 15, 2000. Oakwood Acceptance Corporation, as Servicer for the Trust, has prepared a monthly Remittance Report and delivered it to the Trustee.

Remittance Report. . . . . . . . . . . . .Exhibit 20.1

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

         Not Applicable.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         Exhibits

         20.1 Monthly Remittance Report relating to the Distribution Date occurring on May 15, 2000.

ITEM 8.  CHANGE IN FISCAL YEAR.

         Not Applicable.

                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      OMI TRUST 2000-A, Registrant



                                      By:  Oakwood Acceptance Corporation,
                                             as servicer
May 23, 2000

                                             Douglas R. Muir
                                             Vice President

                                INDEX OF EXHIBITS

                                                                   Page of Sequentially
                                                                       Numbered Pages
20.1     Monthly Remittance Report relating to Distribution
         Date occurring on May 15, 2000.......................................

